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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on
Form S-3 (File No. 33-          ) and the related Prospectus of our report
dated January 27, 1995, on our audits of the consolidated financial statements of Associates Corporation of North America and subsidiaries. We also consent to the reference to our Firm under the caption "Experts".


                                           COOPERS & LYBRAND L.L.P.


Dallas, Texas
October 19, 1995